SECURITIES AND EXCHANGE COMMISSION

                      Washington, DC  20549





                            FORM 8-K

                         CURRENT REPORT




             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934





                  Date of Report:  July 9, 1996



                         THE KROGER CO.
     (Exact name of registrant as specified in its charter)


An Ohio Corporation           No. 1-303          31-0345740
(State or other jurisdiction  (Commission File   (IRS Employer
of incorporation)                 Number)         Number)

1014 Vine Street
Cincinnati, OH  45201
(Address of principal
executive offices)

Registrant's telephone number:  (513) 762-4000





Item 5.   Other Events
- -------   ------------

          On July 9, 1996, the Company released its press release regarding second quarter 1996 performance in the form attached hereto as Exhibit 99.1.


Item 7.   Financial Statements and Exhibits
- -------   ---------------------------------

          (c)  Exhibits

               99.1 Other Exhibits--Press Release Regarding
                    Second Quarter 1996 Performance

                            SIGNATURE
                           ---------




Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                              THE KROGER CO.


July 9, 1996                  By (Paul W. Heldman)
                                  Paul W. Heldman
                                  Vice President, Secretary
                                    and General Counsel
















                          EXHIBIT INDEX
                        --------------


Exhibit
- --------

99.1      Other Exhibits--Press Release Regarding Second
          Quarter 1996 Performance